EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Zanfang Wang, President and Chief Executive Officer of China King Spirit Group Ltd. hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of China King Spirit Group Ltd.. for the fiscal year ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China King Spirit Group Ltd..

China King Spirit Group Ltd.

Dated: October 18, 2022	By:	/s/ Zanfang Wang
Zanfang Wang President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer